United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report:  January 24, 2003

                        Commission File Number: 000-49701


                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.

                                    formerly

                          GOALTIMER INTERNATIONAL, INC.

Colorado                                                              84-1159783
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

231  West  Jamison  Circle  #5,  Littleton  CO                             80120
(Address  of  principal  executive  offices                          (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (303)  734-0235

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock


ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.

     Please refer to Schedule 14C and 14F/14F-1/A filed in the last 60 days, and to Form 8-K dated December 13, 2002.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On December 12, 2002, our shareholders approved the Share Exchange of Cyber Technology Group Holdings, Ltd.("CTG" or "Company"), a British Virgin Islands Corporation, for 60,000,000 New Investment Shares of common stock, following the effectiveness of the most recent 11 to 1 Reverse Split of our common stock. The closing occurred on January 8, 2003.

     CTG has an established executive and operational management team with industry expertise and technical knowledge that is supported by industry software developing companies. The management and functional structure of CTG is as follows:

(a) Mr. Raymond Chou, Chief Executive Officer, President and Chairman Mr. Chou is the Managing Director, Chief Executive Officer and the principal founder of CTG. He is also a principal owner of the shares in CTG. Mr. Chou holds a bachelor degree in Business Administration from the University of Macau. He was General Manager of Shanghai Elan Chemical Industries Co. Ltd. from May 1992 to May 1999. Mr. Chou spent a fair portion of his last three years studying and researching the online gaming industry and the success achieved to date with respect to CTG is due to his understanding of the market. Mr. Chou is also president and chief executive of the public company, PVG. Mr. Chou devotes all of his time working for the "Group" that includes the public company and its subsidiaries.

(b) Mr. Richard Wang, Chief Financial Officer & Executive DirectorMr. Wang holds a Master of Ecomonics and Bachelor of History degrees from the Fudan University of Shanghai. Prior to joining CTG he was General Manager of Shanghai HYD Industries Co. Ltd., a position he had held since June 1996 prior to joining the Company. His previous experience also includes employment as the Deputy General Manager of Shanghai Elan Chemical Industries Co. Ltd. from May 1994 to April 1999. Mr. Wang is one of the founding members of the management team who helped to build the infrastructure and business of the gaming subsidiary since its inception in May 2000. He has been actively involved in the management of the Cyber-Casino and Sports Book businesses. Mr. Wang works full time for the Group and spend most of his time in the Commonwealth of Dominica.

(c)     Mr.  Tat  Wai  Au,  Director  -  Information  Technology
Mr. Au is a graduate of the Hong Kong University of Science and Technology and Lakehead University, Canada, having both a Master degree and a Bachelor degree in Business Administration. From April 1997 to December 1997, Mr. Au was employed as a Systems Consultant with JOS Technology Ltd. From January 1998 to June 1999 he was an Account Executive with Tse's Forex Ltd. and from July 1999 to January 2000 he was an Account Executive with Kaiser Securities Ltd. He served as Corporate Planning Officer of Pacific Site.com Ltd. from February 2000 to June 2001. Immediately prior to joining CTG, he was employed as I.T. Manager of Strategic Technology Development Ltd. Mr. Au is responsible for overseeing the various systems aspects, including hardware and software maintenance and development. Mr. Au works full time for the Group.

(d)     Mr.  Paul  McCartan,  Director  -  Sales  &  Marketing
From January 1996 to October 1999, Mr. McCartan was employed with King's Power Bullion Gold in the capacity of Head Trader. He then joined Pacific Site.com Ltd. as Operations Manager, where he was employed from April 1999 to January 2001. Prior to joining CTG he was the Marketing Manager for Strategic Technology Development Ltd. Mr. McCartan is responsible for network marketing, advertising and public relations. Mr. McCartan works full time for the Group

(e)     Mr.  Gary  Peng,  Vice  President  -  Operations
Mr. Peng was responsible for setting up the operating procedures and training staff during the development period of the gaming subsidiary company, PVI. Mr. Peng's work history includes experience as a manager with a number of securities companies in Taiwan. Mr. Peng holds a Bachelor degree in Law from the University of Chinese Culture. Mr. Peng is responsible for daily operations of the gaming business, corporate communication and customer services. He works full time for the Group.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. We have engaged a new Independent Auditor, prospectively, to assist management in preparing other current reports. There has been no dispute of any kind or sort with any auditor on any subject. The new principal independent accounting firm is Moores Rowland, 34th floor, The Lee Gardens, 33 Hysan Avenue, Causeway Bay, Hong Kong, replacing our initial principal auditor, Michael Johnson & Associates, Inc. The decision to change accountants was recommended and approved by our Board of Directors. The firm of Moores Rowland was engaged by the Board of Directors as the new certifying accountants on January 22, 2003.

     The former auditing firm, Michael Johnson & Associates, neither resigned nor declined to stand for election. The former auditor's reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim periods through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B. Letter addressed to the Securities and Exchanges Commission from the former auditor stating his agreement with the disclosures made in this filing is filed as an exhibit 16.1 hereto.

ITEM 5. OTHER EVENTS. A new business Plan has been put into effect. CTG is an investment holding company that focuses on online gaming businesses. It has acquired and commenced operation of online casino and sports book businesses since February 2002.

ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. Our new Director is Mr. Raymond Chou, Chief Executive Officer, President and Chairman. Please refer to Item 1 for biographical information.

                                    EXHIBITS

The following exhibit is furnished in accordance with the provisions of Item 601 and Regulation S-B.

Exhibit  No.           Description

16.1          Letter  on  change  in  certifying  accountant
               from  Michael  Johnson  &  Associates,  Inc  (Filed  herewith.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.

                                    Formerly
                          GOALTIMER INTERNATIONAL, INC.


Dated:  January  24,  2003

                                       by


                          /s/  Raymond Chien Hua Chou
                             Raymond Chien Hua Chou
                            Sole Officer and Director

--------------------------------------------------------------------------------

                                  EXHIBIT 16.1

                    LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                     FROM MICHAEL JOHNSON & ASSOCIATES, INC.

--------------------------------------------------------------------------------

                           Micheal Johnson & Co., LLC
                          Certified Public Accountants
                        9175 East Kenyon Ave., Suite 100
                             Denver, Colorado 80237

Micheal  B.  Johnson  C.P.A.                         Telephone:  (303)  796-0099
Member:  A.I.C.P.A.                                         Fax:  (303) 796-0137
Colorado  Society  of  C.P.A.s

January  23,  2003

U.S.  Securities  and  Exchange  Commission
Division  of  Corporate  Finance
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Dear  Sir/Madame:


We have read the first through fourth paragraphs of Item 4 included in the Current Report on Form 8-K for which the date of the report is January 24, 2003 of Pacific Vegas Global Strategies, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statement in the first paragraph that Michael Johnson & Co., L.L.C. was dismissed by Pacific Vegas Global Strategies, Inc. on January 24, 2003 and the statements contained in the second through fourth paragraphs.


Sincerely,


/s/Michael  Johnson
Michael  Johnson
Michael  Johnson  &  Company,  LLC

--------------------------------------------------------------------------------

                        CONSOLIDATED FINANCIAL STATEMENTS

                                       OF

                     CYBER TECHNOLOGY GROUP HOLDINGS LIMITED

                                       AND

                          GOALTIMER INTERNATIONAL, INC.

--------------------------------------------------------------------------------

                    CYBER TECHNOLOGY GROUP HOLDINGS LIMITED
                                 BALANCE SHEETS
                                  (Unaudited)

                                                                   January 7,        December 31,
                                                              2003         2002         2001
------------------------------------------------------------------------------------------------
      ASSETS

CURRENT ASSETS

  Cash and cash equivalents . . . . . . . . . . . . . . .  $  124,427   $  124,427   $    9,731
  Accounts receivable . . . . . . . . . . . . . . . . . .     423,478      314,132      950,000
  Deposits. . . . . . . . . . . . . . . . . . . . . . . .     113,233      113,233      126,676
  Other current assets. . . . . . . . . . . . . . . . . .      50,896       50,896            0
                                                           -----------  -----------  -----------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . .     712,034      602,688    1,086,407

OTHER ASSETS

  Property, plant and equipment, net. . . . . . . . . . .   1,358,997    1,358,997    1,580,460
  Deferred offering costs . . . . . . . . . . . . . . . .     190,000      190,000      100,000
                                                           -----------  -----------  -----------

TOTAL OTHER ASSETS. . . . . . . . . . . . . . . . . . . .   1,548,997    1,548,997    1,680,460

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . .  $2,261,031   $2,151,685   $2,766,867
                                                           ===========  ===========  ===========


      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

  Accounts payable - trade. . . . . . . . . . . . . . . .  $        0   $        0   $  300,000
  Accrued expenses. . . . . . . . . . . . . . . . . . . .      87,836       65,849       94,419
  Other payables. . . . . . . . . . . . . . . . . . . . .      75,304       75,304        1,124
  Notes payable - related parties . . . . . . . . . . . .    (373,241)    (373,241)   2,539,208
                                                           -----------  -----------  -----------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . .    (210,101)    (232,088)   2,934,751

STOCKHOLDERS' EQUITY

Common Stock, $.05 par value; authorized 200,000,000
   shares; issued and outstanding, 20 shares, 50,000,000
   shares and 50,000,000 shares respectively. . . . . . .   2,500,000    2,500,000            1
Additional Paid-In Capital. . . . . . . . . . . . . . . .           0            0      500,001
Accumulated Equity (Deficit). . . . . . . . . . . . . . .     (28,868)    (116,227)    (667,886)
                                                           -----------  -----------  -----------

Total Stockholders' Equity. . . . . . . . . . . . . . . .   2,471,132    2,383,773     (167,884)
                                                           -----------  -----------  -----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY. . . . . . . . .  $2,261,031   $2,151,685   $2,766,867
                                                           ===========  ===========  ===========

                    CYBER TECHNOLOGY GROUP HOLDINGS LIMITED
                            STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                        For the       For the       For the
                                      period ended  Year ended     Year ended
                                        January 7,  December 31,  December 31,
                                          2003         2002          2001
------------------------------------------------------------------------------
Revenues
  Total net wins and management fees.  $   109,346  $ 2,558,690  $   950,000
  Interest income . . . . . . . . . .            0       11,737          238
                                       --------------------------------------
Total revenues. . . . . . . . . . . .      109,346    2,570,427      950,238
General and administrative expenses .       21,987    2,018,768    1,321,935
                                       --------------------------------------
Net Operating Income (Loss) . . . . .  $    87,359  $   551,659  $  (371,697)
                                       ===========  ===========  ============
Gain (Loss) per Share . . . . . . . .  $      0.00  $      0.02  $(18,584.85)
                                       ===========  ===========  ============
Weighted Average
    Shares Outstanding. . . . . . . .   50,000,000   30,136,994           20
                                       ===========  ===========  ============

                    CYBER TECHNOLOGY GROUP HOLDINGS LIMITED
                            STATEMENTS OF CASH FLOW
                                  (Unaudited)

                                                         For the       For the
                                                      period ended   Year ended
                                                        January 7,  December 31,
                                                          2003         2002
--------------------------------------------------------------------------------
Operating Activities
  Net Income (Loss) . . . . . . . . . . . . . . . . .  $  87,359   $   551,660
Items not affecting Cash:
  Depreciation. . . . . . . . . . . . . . . . . . . .          0       373,341
Changes in assets and liabilities
  (Increase) decrease in accounts receivable. . . . .   (109,346)      635,868
  (Increase) decrease in deposit. . . . . . . . . . .          0        13,443
  Increase (decrease) in salaries payable . . . . . .          0        61,144
  Increase (decrease) in deposit received . . . . . .          0        14,160
                                                       ----------  ------------

    Net Cash from Operations. . . . . . . . . . . . .    (21,987)    1,649,616
                                                       ----------  ------------

Cash flows from financing activities
  (Increase) decrease in prepaid expenses . . . . . .          0       (50,896)
  (Increase) decrease in fixed assets . . . . . . . .          0      (102,840)
  (Increase) decrease in other assets . . . . . . . .          0      (139,039)
  Increase (decrease) in accounts payable . . . . . .          0      (300,000)
  Increase (decrease) in other payables . . . . . . .          0        (1,124)
  Increase (decrease) in accrued expenses . . . . . .     21,987       (28,570)
  Reduction of notes payable - related party. . . . .          0      (912,451)
                                                       ----------  ------------

    Net cash provided (used) by financing activities.     21,987    (1,534,920)
                                                       ----------  ------------

  Net increase (decrease) in Cash . . . . . . . . . .          0       114,696

  Cash at beginning of period . . . . . . . . . . . .    124,427         9,731

  Cash as of Statement Date . . . . . . . . . . . . .  $ 124,427   $   124,427
                                                       ==========  ============

  Supplemental Cash Flow Information
    Cash Paid for:
    Interest. . . . . . . . . . . . . . . . . . . . .  $       0   $         0
    Taxes . . . . . . . . . . . . . . . . . . . . . .  $       0   $         0
                                                       ==========  ============
  Major non-cash transaction
    Capitalization of amount due to shareholder
      for issuance of common stock. . . . . . . . . .  $       0   $ 2,499,999
                                                       ==========  ============

                    CYBER TECHNOLOGY GROUP HOLDINGS LIMITED
                       STATEMENTS OF STOCKHOLDERS' EQUITY
             for the period from inception of the Development Stage
                                on June 22, 2000
            through December 31, 2000, for the years ended December
                                31, 2001 and 2002
                    and for the period ended January 7, 2003
                                  (Unaudited)

                                                              Additional   Accumulated
                                        Common       Par        Paid-In   Comprehensive  Stockholders'
                                        Stock       Value      Capital    Income (Loss)     Equity
                                      ----------  ----------  ----------  --------------  -----------

  Common Stock issued at inception .          20  $        1  $ 500,001   $           0            0

  Net profit (loss) during period. .           0           0          0        (296,189)           0
                                      ----------  ----------  ----------  --------------  -----------

  Balances at December 31, 2000. . .          20           1    500,001        (296,189)     203,813

  Net profit (loss) during period. .           0           0          0        (371,697)           0
                                      ----------  ----------  ----------  --------------  -----------

  Balances at December 31, 2001. . .          20           1    500,001        (667,886)    (167,884)

  Common stock issued in restructure
     of the Company and its two
     wholly owned subsidiaries . . .  49,999,980   2,499,999   (500,001)              0            0

  Net profit (loss) during period. .           0           0          0         551,659            0
                                      ----------  ----------  ----------  --------------  -----------

  Balances at December 31, 2002. . .  50,000,000  $2,500,000  $       0   $    (116,227)  $2,383,773

  Net profit (loss) during period. .           0           0          0          87,359            0
                                      ----------  ----------  ----------  --------------  -----------

  Balances at January 7, 2003. . . .  50,000,000  $2,500,000  $       0   $     (28,868)  $2,471,132

                                 GOALTIMER INTERNATIONAL, INC.
                                         BALANCE SHEETS
                                          (Unaudited)


                                                            January 7,         December 31,
                                                              2003         2002          2001
--------------------------------------------------------------------------------------------------
      ASSETS

CURRENT ASSETS

  Cash and cash equivalents . . . . . . . . . . . . . . .  $       0   $         0   $         0
  Accounts receivable . . . . . . . . . . . . . . . . . .          0             0             0
  Deposits. . . . . . . . . . . . . . . . . . . . . . . .          0             0             0
  Other current assets. . . . . . . . . . . . . . . . . .          0             0             0
                                                           ----------  ------------  ------------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . .          0             0             0

OTHER ASSETS

  Property, plant and equipment, net. . . . . . . . . . .          0             0             0
  Deferred offering costs . . . . . . . . . . . . . . . .          0             0             0
                                                           ----------  ------------  ------------

TOTAL OTHER ASSETS. . . . . . . . . . . . . . . . . . . .          0             0             0

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . .  $       0   $         0   $         0
                                                           ==========  ============  ============


      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

  Accounts payable - trade. . . . . . . . . . . . . . . .  $       0   $    46,032   $    72,012
  Accrued expenses. . . . . . . . . . . . . . . . . . . .          0             0        35,442
  Other payables                                                   0             0             0
  Notes payable - related parties . . . . . . . . . . . .          0             0        60,800
                                                           ----------  ------------  ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . .          0        46,032       168,254

STOCKHOLDERS' EQUITY

Common Stock, no par value; authorized 500,000,000
      shares; issued and outstanding, 99,963,614 shares,
      99,963,614 shares and 174,725 shares respectively
Additional Paid-In Capital. . . . . . . . . . . . . . . .    960,773       960,773       960,773
Accumulated Equity (Deficit). . . . . . . . . . . . . . .   (960,773)   (1,006,805)   (1,129,027)
                                                           ----------  ------------  ------------

Total Stockholders' Equity. . . . . . . . . . . . . . . .          0       (46,032)     (168,254)
                                                           ----------  ------------  ------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY. . . . . . . . .  $       0   $         0   $         0
                                                           ==========  ============  ============

                          GOALTIMER INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                          For the      For the        For the
                                       period ended   Year ended    Year ended
                                         January 7,  December 31,  December 31,
                                           2003         2002           2001
                                       ------------  -----------  -------------
Revenues

  Total net wins and management fees.  $         0   $        0   $        0
  Interest income . . . . . . . . . .            0            0            0
                                       ------------  -----------  -----------

Total revenues. . . . . . . . . . . .            0            0            0

General and administrative expenses .           50      156,769        4,560
                                       ------------  -----------  -----------

Net Operating Income (Loss) . . . . .  $       (50)  $ (156,769)  $   (4,560)
                                       ============  ===========  ===========

Gain (Loss) per Share . . . . . . . .  $     (0.00)  $    (0.08)  $    (0.00)
                                       ============  ===========  ===========

Weighted Average
    Shares Outstanding. . . . . . . .   99,963,614    1,945,358    1,882,228
                                       ============  ===========  ===========

                          GOALTIMER INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOW
                                  (Unaudited)

                                                          For the         For the
                                                       period ended     Year ended
                                                        January 8,    December 31,
                                                           2003          2002
-------------------------------------------------------------------------------------
Operating Activities

  Net Income (Loss) . . . . . . . . . . . . . . . . .  $       (50)  $    (156,769)

Items not affecting Cash:
  Depreciation. . . . . . . . . . . . . . . . . . . .            0               0

Changes in assets and liabilities
  (Increase) decrease in accounts receivable. . . . .            0               0
  (Increase) decrease in deposit. . . . . . . . . . .            0               0
  Increase (decrease) in salaries payable . . . . . .            0               0
  Increase (decrease) in deposit received . . . . . .            0               0
                                                       ------------  --------------

    Net Cash from Operations. . . . . . . . . . . . .          (50)       (156,769)
                                                       ------------  --------------

Cash flows from investing activities. . . . . . . . .            0               0
  Common stock issued for services rendered . . . . .            0         110,737
                                                       ------------  --------------

    Net cash provided (used) by investing activities.            0         110,737
                                                       ------------  --------------

Cash flows from financing activities
  (Increase) decrease in prepaid expenses . . . . . .            0               0
  (Increase) decrease in fixed assets . . . . . . . .            0               0
  (Increase) decrease in other assets . . . . . . . .            0               0
  Increase (decrease) in accounts payable . . . . . .           50          46,032
  Increase (decrease) in other payables . . . . . . .            0               0
  Increase (decrease) in accrued expenses . . . . . .            0               0
  Reduction of notes payable - related party. . . . .            0               0
                                                       ------------  --------------

    Net cash provided (used) by financing activities.           50          46,032
                                                       ------------  --------------

  Net increase (decrease) in Cash . . . . . . . . . .            0               0

  Cash at beginning of period . . . . . . . . . . . .            0               0

  Cash as of Statement Date . . . . . . . . . . . . .  $         0   $           0
                                                       ============  ==============

  Suplemental Cash Flow Information
    Cash Paid for:
    Interest. . . . . . . . . . . . . . . . . . . . .  $         0   $           0
    Taxes . . . . . . . . . . . . . . . . . . . . . .  $         0   $           0
                                                       ============  ==============

  Major non-cash transaction
    Capitalization of amount due to shareholder
      for issuance of common stock. . . . . . . . . .  $         0   $   2,999,999
                                                       ============  ==============

                          GOALTIMER INTERNATIONAL, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
            for the period from inception of the Development Stage on
                                December 19, 1990
        through December 31, 1990, for the years ended December 31, 1991 through 2002
                    and for the period ended January 8, 2003
                                  (Unaudited)

                                                    Additional  Accumulated
                                          Common     Paid-In   Comprehensive  Stockholders'
                                           Stock     Capital   Income (Loss)     Equity
                                        -----------  --------  --------------  ----------
  Balances at December 31, 1998. . . .     174,725   $960,773  $  (1,115,347)          0

  Net profit (loss) during period. . .           0          0         (4,560)          0
                                        -----------  --------  --------------  ----------

  Balances at December 31, 1999. . . .     174,725    960,773     (1,119,907)   (159,134)

  Net profit (loss) during period. . .           0          0         (4,560)          0
                                        -----------  --------  --------------  ----------

  Balances at December 31, 2000. . . .     174,725    960,773     (1,124,467)   (163,694)

  Net profit (loss) during period. . .           0          0         (4,560)          0
                                        -----------  --------  --------------  ----------

  Balances at December 31, 2001. . . .     174,725    960,773     (1,129,027)   (168,254)

  Common stock issued for debt . . . .       5,739          0         96,242           0

  Common stock issued in exchange
     for services @ $0.1063 per shares     136,364          0         14,495           0

  Common stock issued for
     acquisition of subsidiary . . . .  60,000,000          0              0           0

  Common stock issued for services . .  39,806,786          0         99,517           0

  Common stock cancelled . . . . . . .    (160,000)         0         68,737           0

  Net profit (loss) during period. . .           0          0       (156,769)          0
                                        -----------  --------  --------------  ----------

  Balances at December 31, 2002. . . .  99,963,614   $960,773  $  (1,006,805)  $ (46,032)

  Forgiveness of debt. . . . . . . . .           0          0         46,082           0

  Net profit (loss) during period. . .           0          0            (50)          0
                                        -----------  --------  --------------  ----------

  Balances at January 8, 2003. . . . .  99,963,614   $960,773  $    (960,773)  $       0

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.
                            PRO-FORMA BALANCE SHEETS
                                  (Unaudited)

                                                                    January 8,          December 31,
                                                               2003          2002          2001
----------------------------------------------------------------------------------------------------
      ASSETS

CURRENT ASSETS

  Cash and cash equivalents . . . . . . . . . . . . . . .  $   124,427   $   124,427   $     9,731
  Accounts receivable . . . . . . . . . . . . . . . . . .      423,478       314,132       950,000
  Deposits. . . . . . . . . . . . . . . . . . . . . . . .      113,233       113,233       126,676
  Other current assets. . . . . . . . . . . . . . . . . .       50,896        50,896             0
                                                           ------------  ------------  ------------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . .      712,034       602,688     1,086,407

OTHER ASSETS

  Property, plant and equipment, net. . . . . . . . . . .    1,358,997     1,358,997     1,580,460
  Deferred offering costs . . . . . . . . . . . . . . . .      190,000       190,000       100,000
                                                           ------------  ------------  ------------

TOTAL OTHER ASSETS. . . . . . . . . . . . . . . . . . . .    1,548,997     1,548,997     1,680,460

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . .  $ 2,261,031   $ 2,151,685   $ 2,766,867
                                                           ============  ============  ============


      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

  Accounts payable - trade. . . . . . . . . . . . . . . .  $         0   $    46,032   $   372,012
  Accrued expenses. . . . . . . . . . . . . . . . . . . .       87,836        65,849       129,861
  Other payables. . . . . . . . . . . . . . . . . . . . .       75,304        75,304         1,124
  Notes payable - related parties . . . . . . . . . . . .     (373,241)     (373,241)    2,600,008
                                                           ------------  ------------  ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . .     (210,101)     (186,056)    3,103,005

STOCKHOLDERS' EQUITY

Common Stock, no par value; authorized 500,000,000
      shares; issued and outstanding, 99,963,614 shares,
      99,963,614 shares and 174,725 shares respectively
Additional Paid-In Capital. . . . . . . . . . . . . . . .    3,739,764     3,739,764     1,460,774
Accumulated Equity (Deficit). . . . . . . . . . . . . . .   (1,268,632)   (1,402,023)   (1,796,912)
                                                           ------------  ------------  ------------

Total Stockholders' Equity. . . . . . . . . . . . . . . .    2,471,132     2,337,741      (336,138)
                                                           ------------  ------------  ------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY. . . . . . . . .  $ 2,261,031   $ 2,151,685   $ 2,766,867
                                                           ============  ============  ============

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.
                       PRO-FORMA STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                          For the      For the      For the
                                       period ended  Year ended   Year ended
                                        January 8,   December 31, December 31,
                                           2003         2002        2001
-----------------------------------------------------------------------------
Revenues

  Total net wins and management fees.  $   109,346   $2,558,690  $  950,000
  Interest income . . . . . . . . . .                    11,737          238
                                       -------------------------------------
Total revenues. . . . . . . . . . . .      109,346    2,570,427     950,238
General and administrative expenses .      (24,045)   2,175,537   1,326,495
                                       -------------------------------------
Net Operating Income (Loss) . . . . .  $   133,391   $  394,890  $ (376,257)
                                       ============  ==========  ===========
Gain (Loss) per Share . . . . . . . .  $      0.00   $     0.20  $    (0.20)
                                       ============  ==========  ===========
Weighted Average
    Shares Outstanding. . . . . . . .   99,963,614    1,945,358   1,882,228
                                       ============  ==========  ===========

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.
                        PRO-FORMA STATEMENTS OF CASH FLOW
                                  (Unaudited)

                                                             For the         For the
                                                          period ended      Year ended
                                                           January 8,      December 31,
                                                              2003            2002
---------------------------------------------------------------------------------------
Operating Activities

  Net Income (Loss) . . . . . . . . . . . . . . . . .  $   133,391   $     394,890
Items not affecting Cash:
  Depreciation. . . . . . . . . . . . . . . . . . . .            0         373,341

Changes in assets and liabilities
  (Increase) decrease in accounts receivable. . . . .     (109,346)        635,868
  (Increase) decrease in deposit. . . . . . . . . . .            0          13,443
  Increase (decrease) in salaries payable . . . . . .            0          61,144
  Increase (decrease) in deposit received . . . . . .            0          14,160
                                                       ------------  --------------

    Net Cash from Operations. . . . . . . . . . . . .       24,045       1,492,846
                                                       ------------  --------------

Cash flows from investing activities
  Common stock issued for services rendered . . . . .            0         110,737
                                                       ------------  --------------

    Net cash provided (used) by investing activities.            0         110,737
                                                       ------------  --------------

Cash flows from financing activities
  (Increase) decrease in prepaid expenses . . . . . .            0         (50,896)
  (Increase) decrease in fixed assets . . . . . . . .            0        (102,840)
  (Increase) decrease in other assets . . . . . . . .            0        (139,039)
  Increase (decrease) in accounts payable . . . . . .      (46,032)       (253,967)
  Increase (decrease) in other payables . . . . . . .            0          (1,124)
  Increase (decrease) in accrued expenses . . . . . .       21,987         (28,570)
  Reduction of notes payable - related party. . . . .            0        (912,451)
                                                       ------------  --------------

    Net cash provided (used) by financing activities.      (24,045)     (1,488,887)
                                                       ------------  --------------

  Net increase (decrease) in Cash . . . . . . . . . .            0         114,696
  Cash at beginning of period . . . . . . . . . . . .      124,427           9,731

  Cash as of Statement Date . . . . . . . . . . . . .  $   124,427   $     124,427
                                                       ============  ==============

  Supplemental Cash Flow Information
    Cash Paid for:
    Interest. . . . . . . . . . . . . . . . . . . . .  $         0   $           0
    Taxes . . . . . . . . . . . . . . . . . . . . . .  $         0   $           0
                                                       ============  ==============

  Major non-cash transaction
    Issuance of common stock
      for acquisition of subsidiary . . . . . . . . .  $ 2,471,132   $           0
                                                       ============  ==============

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.
                  PRO-FORMA STATEMENTS OF STOCKHOLDERS' EQUITY
            for the period from inception of the Development Stage on
                                December 19, 1990
        through December 31, 1990, for the years ended December 31, 1991 through 2002
                    and for the period ended January 8, 2003
                                  (Unaudited)

                                                     Additional   Accumulated
                                           Common     Paid-In    Comprehensive  Stockholders'
                                           Stock      Capital    Income (Loss)     Equity
                                        -----------  ----------  --------------  ----------
  Balances at December 31, 1998. . . .     174,725   $  960,773  $  (1,115,347)          0
  Net profit (loss) during period. . .           0            0         (4,560)          0
                                        -----------  ----------  --------------  ----------
  Balances at December 31, 1999. . . .     174,725      960,773     (1,119,907)   (159,134)
  Net profit (loss) during period. . .           0            0         (4,560)          0
                                        -----------  ----------  --------------  ----------
  Balances at December 31, 2000. . . .     174,725      960,773     (1,124,467)   (163,694)
  Net profit (loss) during period. . .           0            0         (4,560)          0
                                        -----------  ----------  --------------  ----------
  Balances at December 31, 2001. . . .     174,725      960,773     (1,129,027)   (168,254)
  Common stock issued for debt . . . .       5,739       96,242              0           0
  Common stock issued in exchange
     for services @ $0.1063 per shares     136,364       14,495              0           0
  Common stock issued for services . .  39,806,786       99,517              0           0
  Common stock cancelled . . . . . . .    (160,000)      68,737              0           0
  Net profit (loss) during period. . .           0            0       (156,769)          0
                                        -----------  ----------  --------------  ----------
  Balances at December 31, 2002. . . .  39,963,614    1,239,764     (1,285,796)    (46,032)
  Net profit (loss) during period. . .           0            0        133,391           0
                                        -----------  ----------  --------------  ----------
  Balances at January 7, 2003. . . . .  39,963,614    1,239,764     (1,152,405)     87,359
  Common stock issued for
     acquisition of subsidiary . . . .  60,000,000    2,500,000       (116,227)          0
  Balances at January 8, 2003. . . . .  99,963,614    3,739,764     (1,268,632)  2,471,132

--------------------------------------------------------------------------------

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Report of Pacific Vegas Global Strategies, Inc. (the "Company") on Form 8-K for the period ending January 8, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mr. Raymond Chou Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS  WHEREOF,  the undersigned has executed this  certification as of the




/s/Mr.  Raymond  Chou
Mr.  Raymond  Chou
Chief  Executive  Officer

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Pacific Vegas Global Strategies, Inc. (the "Company") on Form 8-K for the period ending January 8, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mr. Richard Wang Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS  WHEREOF,  the undersigned has executed this  certification as of the




/s/Mr.  Richard  Wang
Mr.  Richard  Wang
Chief  Financial  Officer